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                        ORIGINATION & SERVICING AGREEMENT
                        ---------------------------------


         ORIGINATION & SERVICING AGREEMENT, dated as of the 4th day of April, 2003 (the "Agreement") by and between LEASE EQUITY APPRECIATION FUND I, L.P. ("LEAF Fund I"), a Delaware limited partnership having its principal place of business at 1845 Walnut Street, 10th Floor, Philadelphia, PA 19103, LEAF FINANCIAL CORPORATION, INC. ("LEAF Financial"), a Delaware corporation having its principal place of business at 1845 Walnut Street, 10th Floor, Philadelphia, PA 19103 and LEAF FUNDING, INC. ("LEAF Funding"), a Delaware corporation having its principal place of business at 110 S. Poplar Street, Suite 101, Wilmington, DE 19809.

         WHEREAS, LEAF Fund is engaged in the business acquiring a diversified portfolio of equipment that it leases to third parties ("Equipment Leases");

         WHEREAS, LEAF Fund I desires to retain LEAF Funding (the "Originator") as originator of such Equipment Leases;

         WHEREAS, LEAF Fund I desires to retain LEAF FINANCIAL CORPORATION (the "Servicer") as servicer of such Equipment Leases; and

         WHEREAS, LEAF Funding and LEAF Financial are willing to originate and service all such Equipment Leases;.

         NOW THEREFORE, in consideration of the covenants set forth in the Agreement and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1. APPOINTMENT; STANDARD OF CARE; DUTIES OF THE ORIGINATOR AND SERVICER

            The Originator and Servicer are hereby authorized to act as agent for LEAF Fund I and in such capacity shall originate, manage, service, administer and make collections on the Equipment Leases and perform any other reasonable actions that may be required by LEAF Fund I under this Agreement. The Servicer agrees that its servicing of the equipment leases shall be carried out in accordance with customary and usual procedures of institutions which service Equipment Leases, unless there is a specific requirement dictated by LEAF I.

            (a) The Originator's duties shall include, without limitation, the following:

                  1. Lease Origination
                     -----------------
                  Originate equipment leases through direct and indirect origination strategies Direct originations will involve marketing to direct vendors and resellers, which will offer leasing as a financing option as part of the vendors and resellers' overall equipment package. The indirect strategy will involve acquiring leases from other equipment lessors, including captives of manufacturers, banks and other financial services companies.





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         (b) The Servicer's duties shall include, without limitation, the following:

                  1.  Underwriting
                      ------------
                  Development and ongoing updates of credit evaluation systems, including automatic extraction of credit information from online databases; credit scoring and credit analyst review.

                  2.  Receivables Management
                      ----------------------
                  Monthly invoicing including detailed breakdown of lease payments and misc. items and collection of lease revenues. Servicer will have the authority to manage the lease receivables as well as write-off leases.

                  3.  Syndicate Transactions
                      ----------------------
                  Syndicate lease transactions and/or portions of lease portfolios to third parties, or other additional related parties, where applicable to enhance income and/or manage risk.

                  4.  System Development and Integration
                      ----------------------------------
                  Develop and integrate systems to provide fully automated processing of leases, including:

                      o a management system establishing leasing program
                        relationships with direct sales organizations;
                      o sales and marketing database management systems that
                        provide vendor sales relationship development and tracking tools;
                      o application management system;
                      o credit scoring system that automates the task of
                        evaluating high volumes of small ticket lease applications;
                      o contract management system that provides electronic
                        invoice generation, payment posting technologies and collections and customer service screens;
                      o accounting and financial management system that will
                        provide financial management of portfolio from securitization reporting to financial pro forma generating tools and investor reporting.

                  5. Set Residuals and Manage Residual Realization
                     ---------------------------------------------
                  Establish and monitor residual value assessments of equipment using information from any one or more number of sources, including management's prior experience, secondary market publications, interviews with manufacturers and used equipment dealers, auction sales guides, historical sales data, industry organizations and valuation companies.




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                  Manage residual realization by: re-leasing equipment to
                  existing lessees; automatically extending lease on a month to month basis; selling equipment to lessees at lease end or end of lease extension; and selling equipment that is returned at lease end either to the original vendor or to used equipment dealers.

                  6. Ongoing Portfolio Integrity
                     ---------------------------
                  Evaluate the portfolio on an ongoing basis, including review for completeness and accuracy of documentation; review and verify lessee and user payment histories; evaluate underlying equipment or other collateral and verify values; obtain credit reports and/or credit scores for a representative number of leases and perform UCC lien searches.

                  7. Development and Documentation of Marketing Materials
                     ----------------------------------------------------
                  Develop marketing material specific to each program, including:
                     o sales kit, which shall include sales jacket; along with lease agreements, rate card, and specific lease products of a vendor.
                     o lease program and benefit flyer to assist vendor sales force in presenting lease option to customers and


2. TERM AND TERMINATION

         This Agreement shall be deemed effective upon execution by LEAF I, LEAF Funding and LEAF Financial. The term of this Agreement shall continue from such effective date for three (3) years and shall automatically renew for additional one-year periods unless earlier terminated by LEAF I. LEAF I may terminate this Agreement at any time by giving the other parties at least thirty (30) days written notice of such termination, whereupon the obligations of the parties with respect to the origination and servicing of Equipment Leases shall terminate to the extent the same have not been performed or are required to have been performed prior to such termination.

3. FEES AND EXPENSES

         In consideration of the above described services, the Originator and Servicer will receive certain fees and be reimbursed for expenses as set forth in the Amended and Restated Agreement of Limited Partnership of Lease Equity Appreciation Fund, I, L.P. and further summarized in the Lease Equity Appreciation Fund I, L.P. prospectus dated August 15, 2002.






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4. MISCELLANEOUS PROVISIONS


         (a) Assignability. The rights and obligations of LEAF Funding and LEAF Financial may only be assigned if the proposed assignee(s) meets LEAF I's requirements and receives LEAF I's written approval prior to the assignment.

         (b) Notices. Notices under this Agreement shall be deemed to have been given if mailed, postage prepaid, by registered or certified mail, return receipt required,. or by courier service to the other parties at the address stated above or such other addresses as such party may have provided by written notice.

         (c) Choice of Law: Venue: Waiver: Trial by Jury. This Agreement shall be governed by the internal laws (as opposed to conflict of laws provisions) and decisions of the Commonwealth of Pennsylvania. The parties hereto consent to the jurisdiction of any local, state, or federal court located within Pennsylvania, and waives any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such court



         IN WITNESS WHEREOF, the parties hereto have executed this Assignment by their duly authorized officers as of the 4th day of April, 2003.


Lease Equity Appreciation Fund I, L.P.               LEAF Funding, Inc.
By: LEAF Asset Management, Inc.,                     By: /s/ Crit DeMent
      its General Partner                                -----------------------
                                                     Name: Crit DeMent
                                                     Title: CEO

By: /s/ Miles Herman
    -------------------------
Name: Miles Herman
Title: President & CEO


LEAF Financial Corporation
By: /s/ Miles Herman
    -------------------------
Name:  Miles Herman
Title: President